UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 9, 2015

Emmaus Life Sciences, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53072	41-2254389
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

21250 Hawthorne Blvd., Suite 800, Torrance, CA 90503

(Address of principal executive offices)                            (Zip code)

Registrant’s telephone number, including area code   310-214-0065

20725 S. Western Avenue, Suite 136 Torrance, CA 90501

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 Departure of Directors or Certain Officers.

On January 9, 2015, Emmaus Life Sciences, Inc. (the “Company”) received notice from Mr. Duane Kurisu of his resignation from the Board of Directors of the Company.  Mr. Kurisu’s resignation was not due to any disagreement with the Company and, in accordance with the Company’s By-laws, was effective on January 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMMAUS LIFE SCIENCES, INC.

Date: January 15, 2015

	By:	/s/ Peter Ludlum
	Name:	Peter Ludlum
	Title:	Chief Financial Officer